                                                                   EXHIBIT 26(r)


                        Northstar Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


         WHEREAS, Northstar Life Insurance Company ("Northstar Life") has established a separate account to fund certain variable life insurance contracts; and

         WHEREAS, Northstar Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Northstar Life which has been established for the purpose of issuing group variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable universal life insurance policies to be registered under the Securities Act of 1933.

         NOW THEREFORE, We, the undersigned Directors and Officers of Northstar Life, do hereby appoint Dennis E. Prohofsky and Theodore J. Schmelzle, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Directors of Northstar Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering policies of the Variable Universal Life Account for sale by that entity and Northstar Life under the Securities Act of 1933; and b) registering the Variable Universal Life Account as a unit investment trust under the Investment Company Act of 1940.

         Signature               Title                       Date
         ---------               -----                       ----


/s/Robert E. Hunstad             Director, President and     March 2, 2004
-----------------------------    Chief Executive Officer
   Robert E. Hunstad


/s/Paul W. Anderson              Director                    March 2, 2004
-----------------------------
   Paul W. Anderson


/s/John F. Bruder                Director                    March 2, 2004
-----------------------------
   John F. Bruder


                                 Director
-----------------------------
  Robert J. Dethlefsen


/s/Susan L. Ebertz               Director                    March 2, 2004
-----------------------------
   Susan L. Ebertz

         Signature               Title                       Date
         ---------               -----                       ----


                                 Director
-----------------------------
   David R. Evans

                                 Director
-----------------------------
   John M. Gibbons, III

                                 Director
-----------------------------
   Kathleen A. Hagen


/s/James E. Johnson              Director                    March 2, 2004
-----------------------------
   James E. Johnson


/s/Dennis E. Prohofsky           Director                    March 2, 2004
-----------------------------
   Dennis E. Prohofsky


/s/Theodore J. Schmelzle         Director                    March 2, 2004
-----------------------------
   Theodore J. Schmelzle


/s/Robert L. Senkler             Director                    March 2, 2004
-----------------------------
   Robert L. Senkler